VOYA INVESTORS TRUST
VY® Morgan Stanley Global Franchise Portfolio
(the “Portfolio”)
Supplement dated June 5, 2026
to the Portfolio’s Class ADV, Class R6, Class S, and Class S2 Shares’
Summary Prospectus and Prospectus, each dated May 1, 2026
(together, the “Prospectuses”)
On May 20, 2026, the Board of Trustees of Voya Investors Trust approved the following changes with respect to the Portfolio, effective at the close of business on August 14, 2026: (i) the removal of Morgan Stanley Investment Management Inc. as sub-adviser and Morgan Stanley Investment Management Limited as sub-sub-adviser (together, “Morgan Stanley”) to the Portfolio; (ii) the appointment of Voya Investment Management Co. LLC (“Voya IM”) as sub-adviser to the Portfolio; (iii) changes to the Portfolio’s principal investment strategies, including the adoption of the Portfolio’s policy to invest, under normal circumstances, at least 80% of the value of its assets in investments in accordance with the investment focus that its name suggests (the “80% policy”), principal risks, and portfolio managers; (iv) changing the Portfolio’s name to “Voya Global Equity Insights Portfolio”; (v) changing the Portfolio’s primary benchmark index from the “MSCI World Index” to the “MSCI All Country World Index”; and (vi) changes to the Portfolio’s non-fundamental investment restrictions. From the close of business on August 14, 2026 through the close of business on August 19, 2026, the Portfolio will be in a “transition period” during which time the Portfolio’s assets currently managed by Morgan Stanley will be allocated to Voya IM. During the transition period, the Portfolio may not be pursuing its investment objective and strategies. The sale and purchase of securities during the transition period may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Portfolio.
Effective at the close of business on August 14, 2026, the Prospectuses are revised as follows:
1.All references to “VY® Morgan Stanley Global Franchise Portfolio” are hereby deleted in their entirety and replaced with “Voya Global Equity Insights Portfolio”.
2.All references to Morgan Stanley are deleted in their entirety.
3.All references to Alex Gabriele, Anton Kryachok, William D. Lock, Isabelle Mast, Bruno Paulson, and Richard Perrott as portfolio managers for the Portfolio are hereby deleted in their entirety.
4.The section of the Prospectuses entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign (non-U.S.) companies and normally will invest in at least three countries.
For purposes of this 80% policy, equity securities include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, participatory notes and other structured notes, real estate-related securities (including real estate investment trusts (“REITs”)), trust or partnership interests, rights and warrants to buy common stock, privately placed securities, and initial public offerings (“IPOs”).

The Portfolio is not required to allocate any set percentage of its investments in any particular country and can invest, without limit, in foreign (non-U.S.) securities of any country, including countries with developing or emerging markets. Countries with developing and emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of western Europe. The Portfolio may, from time to time, emphasize investments in developed markets. While the Portfolio does not limit its investments to companies in a particular market capitalization range, it generally focuses its investments in mid- and large-capitalization companies, though it may also selectively invest in small-capitalization companies.
Foreign (non-U.S.) companies include, but are not limited to, companies: (i) organized under the laws of a foreign (non-U.S.) country; (ii) that have a substantial portion of their operations or assets abroad; (iii) that derive a substantial portion of their revenue or profits from businesses, investments, or sales outside of the U.S.; or (iv) whose securities trade primarily on foreign (non- U.S.) securities exchanges, or in the foreign (non-U.S.) over-the-counter (“OTC”) market. The Portfolio also may purchase American Depository Shares as part of American Depository Receipt issuances by foreign (non-U.S.) companies.
The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer, subject to the Portfolio’s fundamental investment restrictions.
In selecting securities for the Portfolio, the sub-adviser (the “Sub-Adviser”) looks primarily for U.S. and foreign (non-U.S.) companies that the Sub-Adviser believes can outperform the broader market, including those with growth, core, and value characteristics. The Sub-Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part. The Sub-Adviser aims to exploit market inefficiencies via an investment process that seeks to identify unrecognized change at the individual stock level and allows the team flexibility to pivot across style and market capitalization. The investment process combines active, bottom-up stock selection, within a macroeconomic and thematic framework. The investment process begins with a two-part idea generation process, seeking to discover stocks that demonstrate unrecognized change, often via unrecognized themes, unrecognized patterns, and unrecognized mispositioning. In employing this investment process, the Sub-Adviser first determines the focus area by utilizing key components, including a dashboard, mosaic/ecosystem, and recurring patterns. The Sub-Adviser then generates a list of potential investment options by identifying stocks within the focus area and leverages the Sub-Adviser’s broader investment platform. Stocks that are deemed attractive as a result of this first stage of the investment process are researched further via traditional analysis, including, but not limited to, industry and product analysis, financial modeling, top-down analysis, and interdisciplinary analogies. Through this strategy, the Sub-Adviser can consider investment opportunities across a universe of thousands of equities in developed and developing and emerging markets.
The Sub-Adviser’s portfolio construction process blends alpha and risk expectations with active bottom-up stock selection to drive results. The Sub-Adviser seeks to implement a nimble, creative approach to its fundamental and valuation analysis to create stock price targets. Individual stock price targets are developed for base, upside, and downside cases and a risk-reward analysis is constructed with an expected target range. The buy and sell discipline is an active component of the investment process, and individual stock price targets are frequently adjusted as fundamentals change. Before the final stocks are chosen for the portfolio, the team actively incorporates a risk management tool that seeks to act as a guardrail to limit the potential impact of factor tail risks on stocks identified through the bottom-up stock selection process. The final portfolio typically holds

50 to 75 stocks resulting in a high conviction portfolio of active, off-consensus stocks relative to the MSCI All Country World Index.
The Portfolio’s investments will vary over time based upon the Sub-Adviser’s evaluation of economic and market trends. As such, the investment portfolio might not always include all types of investments described in this Prospectus, and the Sub-Adviser may increase or decrease the relative emphasis of the Portfolio’s investments in a particular industry. The Sub-Adviser attempts to reduce risks by, among other things, researching investments and diversifying the Portfolio’s investment portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser typically expects to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of a company’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser has a medium-to-long-term investment horizon of typically six months to five years. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may also invest in other equity instruments, including, but not limited to, the following: preferred stocks, warrants, and securities convertible into common stocks. In addition, the Portfolio may invest in derivative instruments, including, but not limited to, the following: forward contracts, futures, forward foreign currency exchange contracts, and put and call options. The Portfolio may use derivative instruments for a number of reasons, including, but not limited to, the following: to increase or decrease exposure to certain markets or risk, to seek to increase investment return, or for hedging purposes. The Portfolio can also buy debt instruments, but under normal market conditions, does not intend to invest more than 5% of its total assets in such instruments.
The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
5.The section of the Prospectuses entitled “Principal Risks” is amended to include the following risks:
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
•Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Over-the-Counter Investments: OTC investment purchases, including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result, have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and, as such, may expose the Portfolio to counterparty risk.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.

Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
6.The section of the Prospectuses entitled “Performance Information” is amended to include the following:
The Portfolio’s performance prior to August 14, 2026 reflects returns achieved by a different sub- adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub- adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
7.The section of the Prospectuses entitled “Portfolio Management” is deleted in its entirety and replaced with the following:
PORTFOLIO MANAGEMENT Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC
Portfolio Managers
Joseph Kim, CFA	Mark Phanitsiri, CFA
Portfolio Manager (since 8/2026)	Portfolio Manager (since 8/2026)
8.The sub-section of the Prospectus entitled “More Information About the Portfolios – Additional Information About 80% Investment Policies Related to Portfolio Names is amended to include the following:
Portfolio	80% Investment Policy			Additional Information About the 80%
Investment Policy
Voya Global	Under normal	circumstances,	the	For purposes of this 80% policy, equity
Equity Insights	Portfolio invests at least 80% of its			securities include, without limitation,
Portfolio	net assets (plus	the amount of	any	common stock, preferred stock, convertible

borrowings for investment purposes) in equity securities of U.S. and foreign (non-U.S.) companies and normally will invest in at least three countries.
securities, depositary receipts, participatory notes and other structured notes, real estate- related securities (including real estate investment trusts (“REITs”)), trust or partnership interests, rights and warrants to buy common stock, privately placed securities, and initial public offerings (“IPOs”).
9.The sub-section of the Prospectus entitled “More Information About the Portfolios – Additional Information About the Principal Risks” is amended to include the following risks:
Over-the-Counter Investments: OTC investment purchases, including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result, have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and, as such, may expose the Portfolio to counterparty risk.
10.The table in the sub-section of the Prospectus entitled “Management of the Portfolios – Portfolio Management” is amended to add the following:
Portfolio Manager	Investment	Portfolio	Professional Experience
Adviser or Sub-
Adviser
Joseph Kim, CFA	Voya IM	Voya Global Equity	Mr. Kim, Research Analyst and
		Insights Portfolio	Portfolio Manager, joined Voya
IM as part of Voya’s acquisition
of Allianz Global Investors U.S.,
where he was an analyst and vice
president with research
responsibilities for the U.S.
small-mid cap team. Prior to
joining Allianz Global Investors
U.S., he was a research associate
at Artisan Partners covering the
global industrials sector. Prior to
that, Mr. Kim was an equity
research associate and strategist
at Deutsche Bank covering
various consumer discretionary
and materials sub-sectors.
Mark Phanitsiri, CFA	Voya IM	Voya Global Equity	Mr. Phanitsiri, Portfolio
		Insights Portfolio	Manager, joined Voya IM as part
of Voya's acquisition of Allianz
Global Investors U.S., where he

was a portfolio manager and director with portfolio management and research responsibilities for the U.S. small- and mid-cap growth team. He also served as a member of the global insights portfolio management team. Prior to joining Allianz Global Investors U.S., Mr. Phanitsiri served as a technology research analyst and worked on private and public equity investments at Sageview Capital and Thomas Bravo Equity Partners.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA INVESTORS TRUST
VY® Morgan Stanley Global Franchise Portfolio
(the “Portfolio”)
Supplement dated June 5, 2026
to the Portfolio’s Class ADV, Class R6, Class S, and Class S2 Shares’
Statement of Additional Information, dated May 1, 2026
(the “SAI”)
On May 20, 2026, the Board of Trustees of Voya Investors Trust approved the following changes with respect to the Portfolio, effective at the close of business on August 14, 2026: (i) the removal of Morgan Stanley Investment Management Inc. as sub-adviser and Morgan Stanley Investment Management Limited as sub-sub-adviser (together, “Morgan Stanley”) to the Portfolio; (ii) the appointment of Voya Investment Management Co. LLC (“Voya IM”) as sub-adviser to the Portfolio; (iii) changes to the Portfolio’s principal investment strategies, including the adoption of the Portfolio’s policy to invest, under normal circumstances, at least 80% of the value of its assets in investments in accordance with the investment focus that its name suggests (the “80% policy”), principal risks, and portfolio managers; (iv) changing the Portfolio’s name to “Voya Global Equity Insights Portfolio”; (v) changing the Portfolio’s primary benchmark index from the “MSCI World Index” to the “MSCI All Country World Index”; and (vi) changes to the Portfolio’s non-fundamental investment restrictions. From the close of business on August 14, 2026 through the close of business on August 19, 2026, the Portfolio will be in a “transition period” during which time the Portfolio’s assets currently managed by Morgan Stanley will be allocated to Voya IM. During the transition period, the Portfolio may not be pursuing its investment objective and strategies. The sale and purchase of securities during the transition period may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Portfolio.
Effective at the close of business on August 14, 2026, the SAI is revised as follows:
1.	All references to “VY® Morgan Stanley Global Franchise Portfolio” are hereby deleted in their entirety and replaced with “Voya Global Equity Insights Portfolio”.
2.	All references to Morgan Stanley are deleted in their entirety.
3.	All references to Alex Gabriele, Anton Kryachok, William D. Lock, Isabelle Mast, Bruno
Paulson, and Richard Perrott as portfolio managers for the Portfolio are hereby deleted in their entirety.
4.	The table in the sub-section of the SAI entitled “History of the Trust” is amended to include the following:

	Portfolio	Former Name	Date of Change
Voya Global Equity Insights		VY® Morgan Stanley Global Franchise	August 14, 2026
	Portfolio	Portfolio
5.	The table in the section of the SAI entitled “Supplemental Description of Portfolio Investments and
Risks” is amended to add an “X” in the line items for the following investment techniques for the
Portfolio: “Senior and Other Bank Loans” and “Special Situation Issuers”.
6.	The sub-section of the SAI entitled “Fundamental And Non-Fundamental Investment Restrictions
– Non-Fundamental Investment Restrictions – VY® Morgan Stanley Global Franchise Portfolio”
is hereby deleted in its entirety and replaced with the following:
1
Voya Global Equity Insights Portfolio
The Portfolio:
1. will not borrow for leveraging purposes (except that the Portfolio may borrow up to 10% of net assets on an unsecured basis to invest the borrowed funds in portfolio securities);
2. will not make short sales of securities, other than short sales “against the box.” This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, related options and other strategic transactions;
3. will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger;
4. the Portfolio will not invest more than 5% of its total assets in loan participations with the same borrower;
5. intends to use swaps, caps, floors and collars transactions solely for hedging purposes;
6. may invest up to 100% of its assets in foreign equity securities; and
7. may invest up to 15% in lower-rated fixed-income instruments.
7. The line item with respect to the Portfolio in the table in the sub-section of the SAI entitled “Sub- Advisers – Sub-Advisory Fees” is hereby deleted in its entirety and replaced with the following:
Portfolio		Sub-Adviser		Annual Sub-Advisory Fee
Voya Global Equity Insights		Voya IM		0.396% on the first $250 million of assets;
Portfolio				0.351% on the next $250 million of assets; and
0.284% on assets in excess of $500 million
8. The table in the sub-section in the SAI entitled “Portfolio Management – Other Accounts
Managed – Voya IM” is amended to include the following:

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles
Portfolio Manager	Fund(s)	Number	Total Assets	Number of	Total Assets	Number of	Total
		of		Accounts		Accounts	Assets
Accounts
Joseph Kim, CFA4	Voya Global Equity	1	$862,469,254	0	$0	0	$0
Insights Portfolio

Mark Phanitsiri, CFA4	Voya Global Equity	1	$862,469,254	0	$0	0	$0
Insights Portfolio
4 As of March 31, 2026.
2
9. The table in the sub-section of the SAI entitled “Portfolio Management – Compensation – Voya IM” is amended to include the following:
Portfolio	Portfolio Manager	Benchmark
Voya Global Equity Insights	Joseph Kim, CFA and Mark	MSCI ACWI
Portfolio	Phanitsiri, CFA
10. The table in the section of the SAI entitled “Portfolio Management – Ownership of Securities” deleted in its entirety and replaced with the following:
Portfolio Manager	Investment Adviser	Fund(s) Managed by the Portfolio	Dollar Range
	or Sub-Adviser	Manager	of Fund
Shares Owned
Sean Banai, CFA	Voya IM	Voya Limited Maturity Bond	None
Portfolio
Mark Buccigross	Voya IM	Voya U.S. Stock Index Portfolio	None
Sander Bunck	CMIA	VY® Columbia Real Estate Portfolio	None
Wonseok Choi,	JPMorgan	VY® JPMorgan Small Cap Core	None
Ph.D.		Equity Portfolio
John Citron, CFA	JPMorgan	VY® JPMorgan Emerging Markets	None
Equity Portfolio
Eric DeVilbiss	T. Rowe Price	Voya Large Cap Growth Portfolio	None
Leon Eidelman,	JPMorgan	VY® JPMorgan Emerging Markets	None
CFA		Equity Portfolio
Kristy Finnegan,	Voya IM	Voya Large Cap Growth Portfolio	None
CFA
Austin Forey	JPMorgan	VY® JPMorgan Emerging Markets	None
Equity Portfolio
David R. Giroux,	T. Rowe Price	VY® T. Rowe Price Capital	None
CFA	Investment	Appreciation Portfolio
Management, Inc.
David Goodson	Voya IM	Voya Limited Maturity Bond	None
Portfolio
Akash Gupta, CFA	JPMorgan	VY® JPMorgan Small Cap Core	None
Equity Portfolio
Will Guthrie, CFA	Invesco	VY® Invesco Growth and Income	None
Portfolio
Phillip D. Hart, CFA	JPMorgan	VY® JPMorgan Small Cap Core	None
Equity Portfolio
Andrew Higley,	Voya IM	Voya Government Liquid Assets	None
CFA		Portfolio
Robert Ippolito,	JPMorgan	VY® JPMorgan Small Cap Core	None
CFA		Equity Portfolio
Rajen Jadav, CFA	Voya IM	Voya Limited Maturity Bond	None
Portfolio
Brian Jurkash	Invesco	VY® Invesco Growth and Income	None
Portfolio
Justin Kass, CFA	Voya IM	Voya High Yield Portfolio	None
Joseph Kim, CFA1	Voya IM	Voya Global Equity Insights Portfolio	None
Alban Lhonneur	CMIA	VY® Columbia Real Estate Portfolio	None
3
Portfolio Manager	Investment Adviser	Fund(s) Managed by the Portfolio	Dollar Range
	or Sub-Adviser	Manager	of Fund
Shares Owned
Sergio Marcheli	Invesco	VY® Invesco Growth and Income	None
Portfolio
Amit Mehta, CFA	JPMorgan	VY® JPMorgan Emerging Markets	None
Equity Portfolio
David J. Oberto	Voya IM	Voya High Yield Portfolio	None
Daniel J. Percella,	JPMorgan	VY® JPMorgan Small Cap Core	None
CFA		Equity Portfolio
Alban Lhonneur	CMIA	VY® Columbia Real Estate Portfolio	None
Sergio Marcheli	Invesco	VY® Invesco Growth and Income	None
Portfolio
Amit Mehta, CFA	JPMorgan	VY® JPMorgan Emerging Markets	None
Equity Portfolio
David J. Oberto	Voya IM	Voya High Yield Portfolio	None
Daniel J. Percella,	JPMorgan	VY® JPMorgan Small Cap Core	None
CFA		Equity Portfolio
Mark Phanitsiri,	Voya IM	Voya Global Equity Insights Portfolio	None
CFA1
Vivek Rajeswaran	T. Rowe Price	VY® T. Rowe Price Capital	None
	Investment	Appreciation Portfolio
Management, Inc.
Christopher S.	CBRE	VY® CBRE Global Real Estate	None
Reich, CFA		Portfolio
Don San Jose, CFA	JPMorgan	VY® JPMorgan Small Cap Core	None
Equity Portfolio
Don Schatz	Voya IM	Voya Government Liquid Assets	None
Portfolio
Anuranjan Sharma	Voya IM	Voya Limited Maturity Bond	None
Portfolio
Mike Signore	T. Rowe Price	VY® T. Rowe Price Capital	None
	Investment	Appreciation Portfolio
Management, Inc.
Joseph P. Smith,	CBRE	VY® CBRE Global Real Estate	None
CFA		Portfolio
Brian Solomon,	T. Rowe Price	VY® T. Rowe Price Capital	None
CFA	Investment	Appreciation Portfolio
Management, Inc.
James Stillwagon	T. Rowe Price	Voya Large Cap Growth Portfolio	None
Matthew Titus, CFA	Invesco	VY® Invesco Growth and Income	None
Portfolio
Leigh Todd, CFA	Voya IM	Voya Large Cap Growth Portfolio	None
Ethan Turner, CFA	Voya IM	Voya High Yield Portfolio	None
Vinay Viralam,	Voya IM	Voya Limited Maturity Bond	None
CFA		Portfolio
Kenneth S.	CBRE	VY® CBRE Global Real Estate	None
Weinberg, CFA		Portfolio
Daniel	CMIA	VY® Columbia Real Estate Portfolio	None
Winterbottom, CFA
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Portfolio Manager	Investment Adviser	Fund(s) Managed by the Portfolio	Dollar Range
	or Sub-Adviser	Manager	of Fund
Shares Owned
Kai Yee Wong	Voya IM	Voya U.S. Stock Index Portfolio	None
David S. Yealy	Voya IM	Voya Government Liquid Assets	None
Portfolio
1 As of March 31, 2026.
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